UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2009

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this 8-K/A is to amend and restate the information provided under Item 2.03 of the Registrant’s Current Report on Form 8-K filed March 25, 2009 (the “Original 8-K”) and to file additional exhibits under Item 9.01(d).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

UPC Broadband Holding B.V (the “Facility Q Borrower”) has entered into a new additional facility accession agreement dated March 25, 2009 (the “Additional Facility Q Accession Agreement”) and UPC Financing Partnership (the “Facility R Borrower”) has entered into a new additional facility accession agreement dated March 25, 2009 (the “Additional Facility R Accession Agreement”) pursuant to the senior secured credit agreement, originally dated January 16, 2004, as amended and restated from time to time, between, inter alia, UPC Broadband Holding B.V., the Borrower, Toronto Dominion (Texas) LLC, as Facility Agent, and the other banks and financial institutions named therein (the “UPC Broadband Holding Bank Facility”). The Facility Q Borrower and the Facility R Borrower are indirect, wholly-owned subsidiaries of Liberty Global, Inc. The Additional Facility Q Accession Agreement provides for a redrawable term loan facility in the principal amount of €267.0 million as Additional Facility Q under the UPC Broadband Holding Bank Facility. The Additional Facility R Accession Agreement provides for a non-redrawable term loan facility in the principal amount of €236.0 million as Additional Facility R under the UPC Broadband Holding Bank Facility. Both Additional Facility Q and Additional Facility R closed on March 25, 2009 (the “Closing Date”). On the Closing Date, certain of the lenders under the €830.0 million Additional Facility L under the UPC Broadband Holding Bank Facility, which was fully drawn at the Closing Date, novated, in whole or in part, their drawn commitments (in the amount of €503.0 million) to Liberty Global Europe B.V., a direct subsidiary of UPC Broadband Holding B.V., and entered into either the new Additional Facility Q or new Additional Facility R. Therefore, total third-party drawn commitments under Additional Facility L on the Closing Date totalled €327.0 million. The applicable interest payable under Additional Facility Q is 2.75% per annum over EURIBOR. The applicable interest payable under Additional Facility R is 3.25% per annum over EURIBOR. Additional Facility Q is repayable in full on the final maturity date, which is the earlier of (i) July 31, 2014 and (ii) the Relevant Date. Additional Facility R is repayable in full on the final maturity date, which is the earlier of (i) December 31, 2015 and (ii) the Relevant Date. The Relevant Date is October 17, 2013, the date falling 90 days prior to the date on which UPC Holding’s existing senior secured notes due 2014 (the “Senior Notes”) fall due, if such Senior Notes have not been repaid, refinanced or redeemed prior to such date.

On April 27, 2009 (the “Upsizing Closing Date”), Additional Facility Q was upsized by €70 million and Additional Facility R was upsized by €27.3 million. On the Upsizing Closing Date (i) the Facility Q Borrower entered into a new additional facility accession agreement dated April 27, 2009 (the “Additional Facility Q2 Accession Agreement”) in the amount of €70 million and (ii) the Facility R Borrower entered into a new additional facility accession agreement dated April 27, 2009 (the “Additional Facility R2 Accession Agreement”) in the amount of €27.3 million. On the Upsizing Closing Date certain lenders under the €830.0 million Additional Facility L, under the UPC Broadband Holding Bank Facility, which was fully drawn at the Upsizing Closing Date, novated, in whole or in part, their drawn commitments (in the amount of €97.3 million) to Liberty Global Europe B.V., and entered into either Additional Facility Q or Additional Facility R. Therefore, total third-party drawn commitments under Additional Facility L on the Upsizing Closing Date totalled €229.7 million.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name
4.1

Additional Facility Q Accession Agreement, dated March 25, 2009, among UPC Broadband Holding B.V. as Borrower, UPC Financing Partnership, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility Q Lenders, under the senior secured credit agreement, originally dated January 16, 2004, as amended and restated from time to time, among, inter alia, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC, as Facility Agent, and the other banks and financial institutions named therein (the “Facility Agreement”) (incorporated by reference to Exhibit 4.1 to the original 8-K).

4.2

Additional Facility R Accession Agreement, dated March 25, 2009, among UPC Financing Partnership as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility R Lenders, under Facility Agreement (incorporated by reference to Exhibit 4.2 to the original 8-K).

4.3

Additional Facility Q Accession Agreement dated April 27, 2009, among UPC Broadband Holding BV (as Borrower), UPC Financing Partnership, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent and the banks and financial institutions listed therein as Additional Facility Q Lenders under the Facility Agreement.

4.4

Additional Facility R Accession Agreement dated April 27, 2009, among UPC Broadband Holding BV (as Borrower), UPC Financing Partnership (as Borrower), Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent and the banks and financial institutions listed therein as Additional Facility R Lenders under the Facility Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2009

LIBERTY GLOBAL, INC.

By:	/s/ ELIZABETH M. MARKOWSKI
Name:	Elizabeth M. Markowski
Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Name
4.1

Additional Facility Q Accession Agreement, dated March 25, 2009, among UPC Broadband Holding B.V. as Borrower, UPC Financing Partnership, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility Q Lenders, under the senior secured credit agreement, originally dated January 16, 2004, as amended and restated from time to time, among, inter alia, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC, as Facility Agent, and the other banks and financial institutions named therein (the “Facility Agreement”) (incorporated by reference to Exhibit 4.1 to the original 8-K).

4.2

Additional Facility R Accession Agreement, dated March 25, 2009, among UPC Financing Partnership as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility R Lenders, under Facility Agreement (incorporated by reference to Exhibit 4.2 to the original 8-K).

4.3

Additional Facility Q Accession Agreement dated April 27, 2009, among UPC Broadband Holding BV (as Borrower), UPC Financing Partnership, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent and the banks and financial institutions listed therein as Additional Facility Q Lenders under the Facility Agreement.

4.4

Additional Facility R Accession Agreement dated April 27, 2009, among UPC Broadband Holding BV (as Borrower), UPC Financing Partnership (as Borrower), Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent and the banks and financial institutions listed therein as Additional Facility R Lenders under the Facility Agreement.

4